John Hancock Variable Insurance Trust

Supplement dated June 28, 2011

to the Prospectus dated May 2, 2011

Active Bond Trust

Bond PS Series

Bond Trust

Strategic Allocation Trust

Barry Evans no longer serves as a Portfolio Manager to the fund. Jeffrey N. Given and Howard C. Greene will continue to serve as portfolio managers to the fund.

Strategic Income Opportunities Trust

Barry Evans no longer serves as a Portfolio Manager to the fund. Daniel S. Janis III, John F. Iles and Thomas C. Goggins will continue to serve as portfolio managers to the fund.

International Growth Stock Trust

Effective August 31, 20011, Barrett Sides will no longer serve as a Portfolio Manager to the fund. Clas Olsson, Shuxin Cao, Matthew Dennis, Jason Holzer and Mark Jason will serve as portfolio managers to the fund.